UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2014 – April 30, 2015

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2015

Vanguard Explorer™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard Explorer Fund
Investor Shares	6.70%
Admiral™ Shares	6.77
Russell 2500 Growth Index	8.31
Small-Cap Growth Funds Average	5.92

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$105.28	$97.22	$0.152	$13.959
Admiral Shares	98.03	90.42	0.324	12.975

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2015, Vanguard Explorer Fund returned 6.70% for Investor Shares. The result trailed that of its benchmark, the Russell 2500 Growth Index, but exceeded the average return of its small-capitalization growth fund peers.

During the period, investors largely favored growth stocks over their value counterparts, and mid-cap stocks did better than large- and small-caps. The fund posted positive results in seven of its ten market sectors, with health care stocks contributing most to returns. The fund’s information technology stocks lagged, hurting its performance versus that of the benchmark.

On another note, I’m pleased to congratulate one of the fund’s eight advisors, Kalmar Investment Advisers, for recently reaching the tenth anniversary of its association with the Explorer Fund. Kalmar’s president, Ford Draper, has led the firm’s management of its portion of Explorer throughout those ten years.

U.S. stocks closed higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted stocks for the period.

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns such as Greece’s debt crisis and the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned about 6%. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign currencies’ weakness relative to the dollar affected results. For international bonds hedged to eliminate the effect of changes in currency exchange rates, returns were positive.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

IT and health care notched gains but lagged their index counterparts

The fund’s advisors seek out smaller U.S. companies that they believe offer the best promise of above-average growth. For the six months, the advisors’ selections underperformed those in the Russell 2500 Growth Index. The index includes some mid-caps, the company-size segment that did best over the period.

Information technology, the fund’s largest sector, generated a 7% return. However, that was about 4 percentage points lower than the result for IT stocks in the index. The fund’s holdings in semiconductor firms and IT services were the most notable underperformers.

The second-largest sector, health care, returned 13% for the fund, a few percentage points less than the sector in the index. The biotechnology subsector continued its strong performance of late, returning about 24% for the index. The fund’s biotech stocks virtually matched

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.53%	0.36%	1.39%

The fund expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2015, the fund’s annualized expense ratios were 0.49% for Investor Shares and 0.33% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Small-Cap Growth Funds.

that result, but the advisors’ decision to underweight the subsector was a relative drag on performance.

Fund holdings in two other small-cap sectors with sizable weightings, consumer discretionary (+11%) and industrials (+3%), performed in line with those sectors in the index. The advisors’ selections among internet and apparel retailers did particularly well in consumer discretionary, as did airlines and industrial machinery firms in industrials.

Among sectors that declined, energy was notable because the plunge in oil and natural gas prices has hit these companies particularly hard. Although the fund’s energy portfolio retreated (–2%), it performed better than the index sector (–10%). This difference offset some of the underperformance among the fund’s IT and health care holdings.

You can find more information about the Explorer Fund’s performance and positioning in the Advisors’ Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure your interests remain paramount.

How do we meet that responsibility? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2015

Advisors’ Report

For the six months ended April 30, 2015, Vanguard Explorer Fund returned 6.70% for Investor Shares. Your fund is managed by eight independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that begins on page 11. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 19, 2015.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams,
Senior Managing Director
and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA,
Managing Director
and Equity Portfolio Manager

The half year was another strong period for U.S. equities and other developed-market stocks as the Standard & Poor’s 500 Index returned 4.40% and the MSCI World Index 5.38%. Growth stocks generally outperformed value stocks across U.S. equity market capitalizations.

As has been the case over longer periods, our results for the six months were driven by strong stock selection. Our bottom-up selection decisions were especially helpful in the energy, industrial, and telecommunication services sectors.

Our position in Abiomed, a medical device technology company, was among the portfolio’s largest contributors to relative performance. Abiomed’s shares rose after it announced it had received Food and Drug Administration premarket approval for use of its Impella 2.5 heart pump during elective and urgent high-risk procedures. TESARO, an oncology-focused biopharmaceutical company, was another top contributor, returning more than 90%. We trimmed both positions on the stocks’ strong performance.

Relative performance was slightly hindered by our underweighting of, and weak selection in, the information technology sector. Our overweighting of financials also detracted from relative returns.

Among the biggest relative detractors was online insurance agency eHealth, which lagged as a result of lower-than-expected Medicare and Medicaid enrollment rates. We maintain holdings in it.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President,
Chief Investment Officer, and
Co-Leader of the Investment Team

Dana F. Walker, CFA, Portfolio Manager,
and Co-Leader of the Investment Team

On the whole, the U.S. equity market was rewarding for the six-month period, though the last two months were more mixed. Reasons for that included a rising number of geopolitical flashpoints, particularly in the Middle East; the sharp appreciation in the U.S. dollar; and declines in commodity prices, most notably the plunge in oil.

Nevertheless, we anticipate improvement in U.S. growth, helped by West Coast port reopenings, continued employment gains, and subdued interest rates. Global deflation risk may also be waning amid a nascent upturn in Eurozone growth. This suggests that recession risk is still several years away. Earnings for well-positioned companies should keep expanding in the United States and abroad. Buoyed by worldwide central bank stimulus and mergers and acquisitions, the market should maintain its upward trend.

For the six months, our top three contributors to returns resulted from mergers and acquisitions, namely those involving Sapient, Life Time Fitness, and Salix Pharmaceuticals. Other successes in the consumer discretionary sector included Urban Outfitters, Ulta Salon, Service Corporation International, CarMax, and Texas Roadhouse.

More of our bigger detractors were buffeted by the slump in oil and gas prices than by any other factor. These included Chicago Bridge & Iron and Quanta Services (energy-related engineering and construction firms), Bonanza Creek Energy and Halcon Resources (exploration and production companies), and Atwood Oceanics (deepwater drill-ship operator). Although there are some arguments for even lower oil prices, a potential bottom seems to be forming. Herbalife and Worthington Industries also lagged.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA, Co-Founder
and Chief Investment Officer

Jane M. White, Co-Founder,
President, and Chief Executive Officer

Jennifer M. Pawloski,
Vice President

John V. Schneider, CFA,
Vice President

A strong dollar, slowing gross domestic product growth, and weak oil prices generally favor small U.S. companies. Both the index and the portfolio confirmed that positive backdrop with strong six-month returns. Positive stock selections included

TASER International (smart weapons and on-officer video cameras and software) and several transportation companies. Our underweight allocation to the poorly performing energy sector helped relative results. Several of our biotech companies were top performers, yet health care was a detractor, as our shift away from companies in our “pioneer” category last year continued to hurt. Among consumer-oriented stocks, several companies in our “special situations” category hurt performance.

In addition to the biotech pioneers, stocks of our “core growth” companies with more predictable earnings were rewarded. We see compelling opportunities in both core growth and special situations, especially on a valuation basis. We continue to see the strongest earnings growth among information technology and industrial firms and remain overweighted in these areas.

Earnings trends in our portfolio companies remain strong and above those of the index, though they have moderated slightly in recent months. Strong performance over the long term is a result of a consistent adherence to a proven investment process. We remain focused on buying strong, innovative, market-leading companies while using our company life-cycle tool to gauge market sentiment and mitigate risk.

Stephens Investment Management
Group, LLC

Portfolio Manager:

Ryan E. Crane, CFA,
Chief Investment Officer

Domestic equity markets have been strong, with interest rates falling and the dollar strengthening throughout the period. Flows into U.S. markets have predominantly been in passive strategies, bidding up entire baskets of stocks, making it somewhat difficult for stock pickers. Along with that, valuations have risen to levels that are significantly above long-term averages. With the improved economy and labor market, there are signs that inflation may be picking up, taking interest rates higher. We believe that rising rates will relatively favor growth strategies and stock picking.

We had great success with our investments in network security. Several major hacking incidents and security breaches made headlines and led awareness to skyrocket along with corporate spending on network security software and services. The industrial sector was our best performer, with success across an array of companies, from business services to lighting to electronics for aviation applications.

Energy was a challenging area for us. The precipitous drop in crude oil prices sent stocks much lower. We remained overweighted in the industry, and we repositioned the portfolio into higher-quality issuers and companies more focused on natural gas. More recently, commodity prices have stabilized, and we have even seen signs of an uptick in domestic oil-field activity.

Century Capital Management, LLC

Portfolio Manager:

Alexander L. Thorndike,
Managing Partner

The domestic economy appears to be on solid footing. Interest rates remain historically low, unemployment continues to fall, and we think inflation will remain low until wage pressure accelerates. In addition, the decline in energy prices has buoyed consumer sentiment. Generally, U.S. companies are enjoying high corporate earnings, low debt, and ample cash. Given the strong performance of U.S. equities since the market bottom in 2009, current valuations appear to be fully priced.

Overseas growth has been lackluster, as Europe, Asia, and Latin America struggle to sustain an economic recovery. We keep the following thoughts in mind: The United States remains the safest harbor in the global economy, the higher value of the U.S. dollar will help companies that import goods but hurt companies that export, and periods of volatility will provide opportunities to improve our portfolio holdings in quality growth enterprises. We believe this environment sets the stage for the domestic recovery to continue.

Consumer discretionary and financials were our strongest sectors during the period. Anacor Pharmaceuticals (health care) was a top performer, along with j2 Global and Palo Alto Networks (both information technology).

Industrials and IT were the weakest sectors. Homeaway and Movado Group (consumer discretionary) and Dealertrack Technologies (IT) were the biggest detractors.

Chartwell Investment Partners, Inc.

Portfolio Manager:

John A. Heffern, Managing Partner

Stock prices have risen over the last six months, despite the crosscurrents still roiling financial markets. Against this backdrop, our portfolio decisions steadfastly reflect our bias toward quality, leadership, defensible profit margins, and a pattern of successful execution of growth-oriented business models.

Horizon Pharma was our top contributor to performance. This specialty pharmaceutical company drove results through sustainable cash flow, earnings growth, and a recent acquisition. HFF, a commercial real estate and capital markets services firm, reported record transaction volume in 2014 and continues to capture market share. A special dividend was announced in January.

Our shortfalls included H&E Equipment Services, a provider of heavy industrial equipment rental, sales, and services;

recent results illustrate solid industrial demand offset by a slowdown in energy-related end markets. Rush Enterprises is an integrated retailer and servicer of heavy-duty trucks. Its decline was related to a perceived peak in the truck business and to its energy exposure.

Arrowpoint Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

Our strategy has historically performed best during periods of market volatility. Market pullbacks allow us to execute on our downside protection goal, while creating opportunities to position the portfolio in companies that are poised to outperform during subsequent rebounds. The recent period, however, presented a challenging backdrop to achieve our upside participation goal. Market returns were fueled by stocks with the most momentum, a factor in which we are almost universally underweighted, and by a significant rally in the health care sector, led by the biotechnology industry.

Among sectors, consumer discretionary helped the most. SS&C Technologies, Carter’s, and ServiceMaster Global Holdings were the top contributors.

Stock selection in information technology, along with an underweight position in health care, contributed to underperformance. Stratasys, CHC Group, and Kirby detracted.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the fiscal half year, our stock selection models, which we use to evaluate companies and rank them within their industries, were effective in identifying industry group leaders. The largest contributions to performance were from our growth and management decisions models, while our sentiment and quality models were moderately negative.

Our selection results within sectors were positive in six and negative in four. Our selections most boosted relative returns in information technology, materials, and financials. In IT, Freescale Semiconductor, Glu Mobile, and CommScope Holding contributed the most. Within materials, Sealed Air, Berry Plastics Group, and Chemtura led our results, as did Credit Acceptance, Universal Insurance Holdings, and MGIC Investment in financials.

However, our overall selections in health care and consumer staples detracted. In health care, Infinity Pharmaceuticals, PDL BioPharma, and IDEXX Laboratories did not perform as expected. Keurig Green Mountain, Avon Products, and Sanderson Farms had disappointing results in consumer staples.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	30	3,727	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	22	2,696	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Granahan Investment	15	1,860	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Stephens Investment	8	1,018	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Century Capital Management,	7	887	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. The ideal
			investment is a reasonably valued, well-managed
			company with established products or services, a high
			return on equity, high recurring revenues, and
			improving margins.
Chartwell Investment Partners,	7	851	Uses a bottom-up, fundamental, research-driven
Inc.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Arrowpoint Partners	4	559	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control their
			own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows the
			focus to companies with large potential markets and
			high-quality business models focused on the future.
			Finally, considerations are made for potential
			down-side risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Vanguard Equity Investment	4	540	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	3	315	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of April 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.53%	0.36%
30-Day SEC Yield	0.19%	0.32%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	712	1,532	3,748
Median Market Cap	$3.2B	$4.2B	$50.1B
Price/Earnings Ratio	36.9x	35.4x	21.1x
Price/Book Ratio	3.0x	4.6x	2.8x
Return on Equity	12.4%	16.3%	17.9%
Earnings Growth
Rate	15.8%	18.7%	13.2%
Dividend Yield	0.7%	0.8%	1.9%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate
(Annualized)	70%	—	—
Short-Term
Reserves	1.5%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.98	0.81
Beta	1.00	1.19

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
IMAX Corp.	Movies &
	Entertainment	0.9%
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.8
West Pharmaceutical
Services Inc.	Health Care Supplies	0.8
Urban Outfitters Inc.	Apparel Retail	0.7
Globus Medical Inc.	Health Care
	Equipment	0.7
TreeHouse Foods Inc.	Packaged Foods &
	Meats	0.7
NASDAQ OMX Group
Inc.	Specialized Finance	0.6
Clean Harbors Inc.	Environmental &
	Facilities Services	0.6
Cadence Design
Systems Inc.	Application Software	0.6
Cooper Cos. Inc.	Health Care Supplies	0.6
Top Ten		7.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratios were 0.49% for Investor Shares and 0.33% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	16.7%	18.2%	13.2%
Consumer Staples	2.0	3.4	8.3
Energy	5.1	3.6	7.8
Financials	9.1	8.9	17.5
Health Care	18.3	19.3	14.2
Industrials	17.8	16.6	11.0
Information
Technology	24.3	22.2	19.2
Materials	5.5	7.0	3.6
Telecommunication
Services	0.7	0.4	2.1
Utilities	0.5	0.4	3.1

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2004, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	9.57%	16.11%	9.23%
Admiral Shares	11/12/2001	9.74	16.30	9.42

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of April 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	IMAX Corp.	2,964,107	110,739	0.9%
*	Urban Outfitters Inc.	2,159,201	86,454	0.7%
*	Ulta Salon Cosmetics & Fragrance Inc.	456,059	68,906	0.6%
	Wolverine World Wide Inc.	2,120,609	65,166	0.5%
*	LKQ Corp.	2,371,267	64,190	0.5%
*	Tumi Holdings Inc.	2,225,054	52,044	0.4%
	Consumer Discretionary—Other †		1,547,312	12.4%
			1,994,811	16.0%
Consumer Staples
*	TreeHouse Foods Inc.	1,009,045	81,995	0.6%
*	United Natural Foods Inc.	706,294	47,647	0.4%
	Consumer Staples—Other †		98,867	0.8%
			228,509	1.8%
Energy
	Patterson-UTI Energy Inc.	2,397,653	53,588	0.5%
^	Core Laboratories NV	369,533	48,512	0.4%
	Energy—Other †		514,328	4.1%
			616,428	5.0%
Financials
	NASDAQ OMX Group Inc.	1,631,567	79,343	0.6%
*	Affiliated Managers Group Inc.	334,311	75,598	0.6%
*	MGIC Investment Corp.	6,618,164	68,961	0.6%
*,1	eHealth Inc.	1,380,405	16,924	0.1%
	Financials—Other †		752,700	6.1%
			993,526	8.0%
Health Care
	West Pharmaceutical Services Inc.	1,866,845	99,465	0.8%
*	Globus Medical Inc.	3,598,593	85,970	0.7%
	Cooper Cos. Inc.	432,335	76,986	0.6%
*	Akorn Inc.	1,788,160	74,459	0.6%
*	Insulet Corp.	2,088,804	62,351	0.5%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
	Universal Health Services Inc. Class B	480,255	56,166	0.4%
*	Alkermes plc	983,242	54,442	0.4%
	Kindred Healthcare Inc.	2,191,329	50,291	0.4%
*	Cepheid	894,460	50,179	0.4%
	ResMed Inc.	737,189	47,136	0.4%
*	ICON plc	718,665	46,239	0.4%
*	Allscripts Healthcare Solutions Inc.	3,424,420	45,545	0.4%
	Health Care—Other †		1,455,028	11.7%
			2,204,257	17.7%
Industrials
*	Clean Harbors Inc.	1,410,725	77,943	0.6%
*	Advisory Board Co.	1,363,084	70,730	0.6%
	ManpowerGroup Inc.	695,640	59,359	0.5%
	MSC Industrial Direct Co. Inc. Class A	809,261	57,506	0.5%
1	John Bean Technologies Corp.	1,476,003	56,959	0.4%
	Waste Connections Inc.	1,113,130	52,774	0.4%
*	WESCO International Inc.	720,228	51,957	0.4%
	Acuity Brands Inc.	280,680	46,860	0.4%
*	WageWorks Inc.	911,987	45,964	0.4%
	Industrials—Other †		1,628,627	13.1%
			2,148,679	17.3%
Information Technology
*	Alliance Data Systems Corp.	352,573	104,823	0.8%
*	Cadence Design Systems Inc.	4,175,920	77,881	0.6%
*	Demandware Inc.	1,234,977	76,075	0.6%
*	Ultimate Software Group Inc.	442,799	73,602	0.6%
*	Cardtronics Inc.	1,934,419	72,986	0.6%
*	Dealertrack Technologies Inc.	1,478,672	58,127	0.5%
*	Rogers Corp.	783,283	56,952	0.5%
	Belden Inc.	643,960	54,060	0.4%
*	Microsemi Corp.	1,484,470	49,522	0.4%
	Teradyne Inc.	2,598,710	47,426	0.4%
*	Euronet Worldwide Inc.	803,966	47,016	0.4%
*	Ciena Corp.	2,199,040	46,840	0.4%
*	WEX Inc.	415,570	46,839	0.4%
	Information Technology—Other †		2,122,956	17.0%
			2,935,105	23.6%
Materials
	Graphic Packaging Holding Co.	4,293,384	60,537	0.5%
	Smurfit Kappa Group plc	1,770,241	54,185	0.4%
	Minerals Technologies Inc.	768,070	52,021	0.4%
	PolyOne Corp.	1,242,960	48,538	0.4%
	Materials—Other †		459,388	3.7%
			674,669	5.4%
Other
^,2	Vanguard Small-Cap Growth ETF	463,200	60,596	0.5%
	Other—Other †		56,051	0.4%
			116,647	0.9%

Telecommunication Services †			79,973	0.6%

Utilities †			46,684	0.4%
Total Common Stocks (Cost $9,325,159)			12,039,288	96.7%[3]

Explorer Fund

				Market	Percentage
				Value	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.121%		585,299,466	585,299	4.7%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 4/30/15, Repurchase
Value $26,300,000, collateralized
by U.S. Treasury Note/Bond
3.125%, 2/15/43, with a value
of $26,826,000)	0.100%	5/1/15	26,300	26,300	0.2%

6U.S. Government and Agency Obligations †				25,197	0.2%
Total Temporary Cash Investments (Cost $636,796)				636,796	5.1%[3]
Total Investments (Cost $9,961,955)				12,676,084	101.8%
Other Assets and Liabilities
Other Assets				140,533	1.1%
Liabilities[5]				(363,562)	(2.9%)
				(223,029)	(1.8%)
Net Assets				12,453,055	100.0%

Explorer Fund

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	8,862,645
Overdistributed Net Investment Income	(6,830)
Accumulated Net Realized Gains	887,643
Unrealized Appreciation (Depreciation)
Investment Securities	2,714,129
Futures Contracts	(4,718)
Foreign Currencies	186
Net Assets	12,453,055

Investor Shares—Net Assets
Applicable to 45,933,494 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,465,698
Net Asset Value Per Share—Investor Shares	$97.22

Admiral Shares—Net Assets
Applicable to 88,332,177 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,987,357
Net Asset Value Per Share—Admiral Shares	$90.42

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $173,724,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 3.0%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $184,087,000 of collateral received for securities on loan.
6 Securities with a value of $11,297,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1]	46,413
Interest	281
Securities Lending	1,755
Total Income	48,449
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,577
Performance Adjustment	(973)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,853
Management and Administrative—Admiral Shares	4,323
Marketing and Distribution—Investor Shares	365
Marketing and Distribution—Admiral Shares	653
Custodian Fees	74
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	46
Trustees’ Fees and Expenses	12
Total Expenses	23,970
Expenses Paid Indirectly	(90)
Net Expenses	23,880
Net Investment Income	24,569
Realized Net Gain (Loss)
Investment Securities Sold	873,129
Futures Contracts	29,977
Foreign Currencies	(181)
Realized Net Gain (Loss)	902,925
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(99,043)
Futures Contracts	(11,976)
Foreign Currencies	187
Change in Unrealized Appreciation (Depreciation)	(110,832)
Net Increase (Decrease) in Net Assets Resulting from Operations	816,662
1 Dividends are net of foreign withholding taxes of $176,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,569	27,973
Realized Net Gain (Loss)	902,925	1,838,039
Change in Unrealized Appreciation (Depreciation)	(110,832)	(885,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	816,662	980,052
Distributions
Net Investment Income
Investor Shares	(6,525)	(1,971)
Admiral Shares	(25,239)	(14,527)
Realized Capital Gain[1]
Investor Shares	(599,236)	(533,162)
Admiral Shares	(1,010,718)	(676,723)
Total Distributions	(1,641,718)	(1,226,383)
Capital Share Transactions
Investor Shares	156,296	(830,676)
Admiral Shares	829,145	1,300,061
Net Increase (Decrease) from Capital Share Transactions	985,441	469,385
Total Increase (Decrease)	160,385	223,054
Net Assets
Beginning of Period	12,292,670	12,069,616
End of Period[2]	12,453,055	12,292,670

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $198,952,000 and $192,517,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,830,000) and $546,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$105.28	$107.96	$78.03	$73.02	$66.02	$51.77
Investment Operations
Net Investment Income	.167	.120	. 219[1]	.108	.077	.109
Net Realized and Unrealized Gain (Loss)
on Investments	5.884	8.062	32.286	4.998	7.029	14.239
Total from Investment Operations	6.051	8.182	32.505	5.106	7.106	14.348
Distributions
Dividends from Net Investment Income	(.152)	(. 040)	(. 272)	(. 096)	(.106)	(. 098)
Distributions from Realized Capital Gains	(13.959)	(10.822)	(2.303)	—	—	—
Total Distributions	(14.111)	(10.862)	(2.575)	(.096)	(.106)	(.098)
Net Asset Value, End of Period	$97.22	$105.28	$107.96	$78.03	$73.02	$66.02

Total Return[2]	6.70%	8.20%	42.89%	7.00%	10.76%	27.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,466	$4,623	$5,573	$5,008	$5,864	$6,290
Ratio of Total Expenses to
Average Net Assets[3]	0.49%	0.51%	0.50%	0.49%	0.50%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.30%	0.12%	0.27%[1]	0.16%	0.12%	0.19%
Portfolio Turnover Rate	70%	66%	65%	59%	89%[4]	82%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, (0.03%), 0.00%, and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$98.03	$100.54	$72.68	$68.04	$61.50	$48.21
Investment Operations
Net Investment Income	.230	.302	.375[1]	.236	.179	.206
Net Realized and Unrealized Gain (Loss)
on Investments	5.459	7.466	30.019	4.621	6.550	13.259
Total from Investment Operations	5.689	7.768	30.394	4.857	6.729	13.465
Distributions
Dividends from Net Investment Income	(. 324)	(. 216)	(. 392)	(. 217)	(.189)	(.175)
Distributions from Realized Capital Gains	(12.975)	(10.062)	(2.142)	—	—	—
Total Distributions	(13.299)	(10.278)	(2.534)	(.217)	(.189)	(.175)
Net Asset Value, End of Period	$90.42	$98.03	$100.54	$72.68	$68.04	$61.50

Total Return[2]	6.78%	8.37%	43.13%	7.16%	10.94%	27.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,987	$7,670	$6,497	$3,757	$3,288	$2,864
Ratio of Total Expenses to
Average Net Assets[3]	0.33%	0.35%	0.34%	0.32%	0.34%	0.32%
Ratio of Net Investment Income to
Average Net Assets	0.46%	0.28%	0.43%[1]	0.33%	0.28%	0.36%
Portfolio Turnover Rate	70%	66%	65%	59%	89%[4]	82%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, (0.03%), 0.00%, and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject

Explorer Fund

to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP, Kalmar Investment Advisers, Granahan Investment Management, Inc., Stephens Investment Management Group, LLC, Century Capital Management, LLC, Chartwell Investment Partners, Inc., and Arrowpoint Asset Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP and Kalmar Investment Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to November 1, 2013, and the current benchmark, a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index, beginning November 1, 2013. The current benchmark will be fully phased in by October 31, 2016. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance since October 31, 2013, relative to the Russell 2500 Growth Index. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and the Russell 2500 Growth Index. The basic fee of Chartwell Investment Partners, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index. In accordance with the advisory contract entered into with Arrowpoint Asset Management, LLC, beginning May 1, 2015, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2014, relative to the Russell 2500 Growth Index.

Explorer Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $294,000 for the six months ended April 30, 2015.

For the six months ended April 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $973,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $1,134,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2015, these arrangements reduced the fund’s expenses by $90,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,905,868	118,982	14,438
Temporary Cash Investments	585,299	51,497	—
Futures Contracts—Liabilities[1]	(4,709)	—	—
Total	12,486,458	170,479	14,438
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2015	1,713	208,369	(4,168)
E-mini S&P 500 Midcap 400 Index	June 2015	348	52,078	(550)
				(4,718)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2015, the cost of investment securities for tax purposes was $9,961,955,000. Net unrealized appreciation of investment securities for tax purposes was $2,714,129,000, consisting of unrealized gains of $3,016,868,000 on securities that had risen in value since their purchase and $302,739,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2015, the fund purchased $4,184,593,000 of investment securities and sold $4,931,500,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	173,832	1,784	511,418	5,003
Issued in Lieu of Cash Distributions	596,511	6,570	528,322	5,327
Redeemed	(614,047)	(6,329)	(1,870,416)	(18,039)
Net Increase (Decrease)—Investor Shares	156,296	2,025	(830,676)	(7,709)
Admiral Shares
Issued	842,192	9,358	1,952,958	20,183
Issued in Lieu of Cash Distributions	983,181	11,649	653,398	7,085
Redeemed	(996,228)	(10,912)	(1,306,295)	(13,654)
Net Increase (Decrease)—Admiral Shares	829,145	10,095	1,300,061	13,614

Explorer Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
American Woodmark Corp.	32,677	1,431	41,334	—	—	NA2
eHealth Inc.	36,335	—	1,891	—	—	16,924
John Bean Technologies Corp.	NA3	8,909	2,745	273	—	56,959
Vanguard Small-Cap Growth ETF	57,914	—	—	594	—	60,596
Vanguard Market Liquidity Fund	453,977	NA4	NA [4]	257	—	585,299
Total	580,903			1,124	—	719,778

1 Includes net realized gain (loss) on affiliated investment securities sold of $21,987,000.
2 Not applicable—at April 30, 2015, the security was still held, but the issuer was no longer an affiliated company of the fund.
3 Not applicable—at October 31, 2014, the issuer was not an affiliated company of the fund.
4 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.97	$2.51
Admiral Shares	1,000.00	1,067.71	1.69
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.36	$2.46
Admiral Shares	1,000.00	1,023.16	1.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Arrowpoint Asset Management, LLC (Arrowpoint Partners); Century Capital Management, LLC (Century Capital); Chartwell Investment Partners, Inc. (Chartwell); Granahan Investment Management, Inc. (Granahan); Kalmar Investment Advisers (Kalmar); Stephens Investment Management Group, LLC (SIMG); Wellington Management Company LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard) (through its Quantitative Equity Group). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Arrowpoint Partners. Arrowpoint Partners, founded in 2007, offers a wide range of strategies, including equities, fixed income, and structured products to institutional, high net worth, and retail investors. Using in-depth, fundamental research, the investment team seeks to identify companies that it believes can control their own economic destiny. These are companies with strong competitive advantages in industries with high barriers to entry, large potential markets, and high-quality business models focused on growth. Arrowpoint Partners has managed a portion of the fund since 2014.

Century Capital. Century Capital is an investment management boutique, owned by the investment professionals within the firm. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced, high-quality companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company that is reasonably valued, in a non-capital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins. Century Capital has managed a portion of the fund since 2008.

Chartwell. Chartwell, founded in 1997, is a wholly owned subsidiary of TriState Capital. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations. Using fundamental research, the firm selects a portfolio of 70–90 stocks that it believes will generate accelerated earnings growth, with exposure typically concentrated in higher-growth industries such as information technology, consumer discretionary, and health care. Chartwell has managed a portion of the fund since 1997.

Granahan. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 150–170 stocks with sustainable growth characteristics. Granahan achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), companies with strong market position and established profit growth; pioneers (15%–30%), companies earlier in their life cycle with unique technology or innovations; and special situation (15%–30%), companies with a catalyst for change that could lead to growth. Granahan has managed a portion of the fund since 1990.

Kalmar. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-cap growth equity investing. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. Kalmar has managed a portion of the fund since 2005.

SIMG. SIMG, a subsidiary of Stephens Investments Holdings LLC, a privately held and family-owned company, is an investment advisory firm founded in 2005. SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening seeking to identify companies in which it invests: core growth and earnings catalyst. The characteristics it seeks for core growth stocks are consistent and predictable earnings growth that is generated by unique, defensible business models. For earnings catalyst stocks, it looks for inflection points such as large earnings surprises or positive revisions to earnings estimates or guidance. SIMG has managed a portion of the fund since 2013.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The firm attempts to identify companies with key success factors such as top market share, substantial insider ownership, and fully funded business plans. The investment team has the support of Wellington Management’s global industry analysts in conducting its research-intensive approach. Wellington Management has advised the fund since 1967.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Arrowpoint Partners, Century Capital, Chartwell, Granahan, Kalmar, SIMG, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Arrowpoint Partners, Century Capital, Chartwell, Granahan, Kalmar, SIMG, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

VanguardTM Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)

Common Stocks (96.7%)[1]
Consumer Discretionary (16.0%)
*	IMAX Corp.	2,964,107	110,739
*	Urban Outfitters Inc.	2,159,201	86,454
*	Ulta Salon Cosmetics & Fragrance Inc.	456,059	68,906
	Wolverine World Wide Inc.	2,120,609	65,166
*	LKQ Corp.	2,371,267	64,190
*	Tumi Holdings Inc.	2,225,054	52,044
	Texas Roadhouse Inc. Class A	1,345,555	45,211
	DSW Inc. Class A	1,225,973	44,466
*,^	DreamWorks Animation SKG Inc. Class A	1,667,830	43,464
*	CarMax Inc.	623,110	42,440
	Churchill Downs Inc.	352,658	42,026
	Tractor Supply Co.	488,130	42,009
	Hanesbrands Inc.	1,344,830	41,797
*	Five Below Inc.	1,228,025	41,409
	Service Corp. International	1,418,665	39,269
*	Live Nation Entertainment Inc.	1,486,165	37,243
	HSN Inc.	592,180	36,964
	Cheesecake Factory Inc.	733,448	36,768
	New York Times Co. Class A	2,623,026	35,122
	Lennar Corp. Class A	758,685	34,748
*	Standard Pacific Corp.	4,277,370	34,647
	PulteGroup Inc.	1,724,240	33,278
*	Crocs Inc.	2,508,570	33,113
*	Jarden Corp.	636,327	32,567
^	Pier 1 Imports Inc.	2,453,520	31,037
	La-Z-Boy Inc.	1,171,400	30,702
*	Grand Canyon Education Inc.	655,606	29,686
*	Michaels Cos. Inc.	1,114,745	28,827
*	G-III Apparel Group Ltd.	254,290	28,272
	National CineMedia Inc.	1,784,073	27,189
	Brunswick Corp.	531,210	26,582
*	Cabela's Inc.	453,075	23,895
*	Burlington Stores Inc.	454,972	23,463
*	Buffalo Wild Wings Inc.	146,790	23,384
	Chico's FAS Inc.	1,325,700	22,351
*	MarineMax Inc.	872,316	19,261
	Sonic Corp.	625,895	17,932
*	Gentherm Inc.	321,095	16,931
	Columbia Sportswear Co.	269,586	16,903
*	Red Robin Gourmet Burgers Inc.	223,635	16,793
	Papa John's International Inc.	271,537	16,664
*	La Quinta Holdings Inc.	678,297	16,333
	Callaway Golf Co.	1,665,596	16,123
*	Vitamin Shoppe Inc.	373,500	15,642
	Bloomin' Brands Inc.	675,645	15,310
	Ryland Group Inc.	352,246	14,520
*	Steven Madden Ltd.	368,967	14,397
*	Hibbett Sports Inc.	307,298	14,382
	Carter's Inc.	141,121	14,092
	Ross Stores Inc.	135,400	13,388
	Sotheby's	311,070	13,286
*	Francesca's Holdings Corp.	661,600	11,201
*	Netflix Inc.	19,900	11,074
*	Krispy Kreme Doughnuts Inc.	605,717	10,782
*	ServiceMaster Global Holdings Inc.	305,473	10,557
	Harman International Industries Inc.	78,600	10,248
	Williams-Sonoma Inc.	136,816	10,060
*	Deckers Outdoor Corp.	133,750	9,898
*	Skechers U.S.A. Inc. Class A	103,750	9,329
*	Sally Beauty Holdings Inc.	298,434	9,314
*	Life Time Fitness Inc.	128,282	9,172

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
*	Chipotle Mexican Grill Inc. Class A	14,400	8,947
	Dunkin' Brands Group Inc.	166,726	8,688
*,^	iRobot Corp.	251,496	8,154
*	Universal Electronics Inc.	148,849	8,029
	Cinemark Holdings Inc.	177,060	7,548
*,^	Noodles & Co. Class A	365,100	7,309
*	Ascena Retail Group Inc.	484,550	7,263
	Brinker International Inc.	130,304	7,215
*	Under Armour Inc. Class A	89,372	6,931
*	Rentrak Corp.	140,273	6,649
*	Boyd Gaming Corp.	475,500	6,277
	Men's Wearhouse Inc.	109,375	6,190
*	GoPro Inc. Class A	120,000	6,010
*	BJ's Restaurants Inc.	112,405	5,261
	Monro Muffler Brake Inc.	81,367	4,873
*	NVR Inc.	3,200	4,245
	Lithia Motors Inc. Class A	42,300	4,219
*	Tesla Motors Inc.	17,939	4,055
	Cablevision Systems Corp. Class A	202,300	4,042
	Jack in the Box Inc.	41,100	3,566
*	Kona Grill Inc.	135,584	3,289
*	American Axle & Manufacturing Holdings Inc.	127,400	3,176
	Outerwall Inc.	46,721	3,104
	Foot Locker Inc.	51,100	3,038
*	Murphy USA Inc.	46,400	3,031
	Cooper Tire & Rubber Co.	71,300	3,030
	Nutrisystem Inc.	157,300	2,997
*	Skullcandy Inc.	264,460	2,859
	Cato Corp. Class A	71,600	2,817
*	Strayer Education Inc.	53,100	2,693
	Dana Holding Corp.	119,100	2,569
*	Chuy's Holdings Inc.	110,867	2,508
*,^	SodaStream International Ltd.	127,000	2,468
	Big Lots Inc.	51,700	2,356
	Dillard's Inc. Class A	17,200	2,263
	Aramark	73,200	2,249
*,^	Zoe's Kitchen Inc.	72,400	2,218
*	Performance Sports Group Ltd.	102,410	2,079
	Nexstar Broadcasting Group Inc. Class A	35,000	2,046
*	Build-A-Bear Workshop Inc.	109,500	2,018
	Brown Shoe Co. Inc.	62,900	1,868
	Abercrombie & Fitch Co.	82,000	1,843
	Dick's Sporting Goods Inc.	32,800	1,780
*,^	Jamba Inc.	107,000	1,686
^	Buckle Inc.	37,600	1,685
*	Starz	42,800	1,683
*	Diamond Resorts International Inc.	51,200	1,639
*	Fiesta Restaurant Group Inc.	28,000	1,415
*	MakeMyTrip Ltd.	66,400	1,406
*	Denny's Corp.	125,600	1,308
	Cracker Barrel Old Country Store Inc.	9,600	1,272
*	Vince Holding Corp.	68,500	1,262
	Tupperware Brands Corp.	15,300	1,023
	CST Brands Inc.	22,400	934
*	Tower International Inc.	19,200	497
	Polaris Industries Inc.	3,500	479
	PetMed Express Inc.	20,800	329
*	Nautilus Inc.	17,500	294
*	Martha Stewart Living Omnimedia Inc. Class A	48,900	269
	Domino's Pizza Inc.	2,342	253
*	Tenneco Inc.	3,977	232
*	Malibu Boats Inc. Class A	9,300	197
*	Liberty Ventures Class A	3,800	158
			1,994,811

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
Consumer Staples (1.8%)
*	TreeHouse Foods Inc.	1,009,045	81,995
*	United Natural Foods Inc.	706,294	47,647
	Greencore Group plc	7,134,282	38,715
*	Monster Beverage Corp.	82,600	11,325
^	Sanderson Farms Inc.	142,557	10,709
*	Fresh Market Inc.	225,469	7,923
	PriceSmart Inc.	80,520	6,479
*	Boulder Brands Inc.	675,150	6,441
*	Natural Grocers by Vitamin Cottage Inc.	183,700	4,835
	Cal-Maine Foods Inc.	78,200	3,496
^	Pilgrim's Pride Corp.	114,286	2,823
*	Rite Aid Corp.	170,200	1,312
	Avon Products Inc.	145,800	1,191
	Casey's General Stores Inc.	12,000	986
*	Seaboard Corp.	217	781
*	USANA Health Sciences Inc.	5,500	626
*	SUPERVALU Inc.	69,000	606
	Coty Inc. Class A	9,100	218
	Coca-Cola Bottling Co. Consolidated	1,800	203
*	Central Garden & Pet Co. Class A	15,800	155
	Inter Parfums Inc.	1,430	43
			228,509
Energy (5.0%)
	Patterson-UTI Energy Inc.	2,397,653	53,588
^	Core Laboratories NV	369,533	48,512
^	Veresen Inc.	2,782,700	41,839
	Energen Corp.	565,660	40,258
*	Gulfport Energy Corp.	805,159	39,404
*	Whiting Petroleum Corp.	991,219	37,577
*	RSP Permian Inc.	1,158,700	33,625
*	Matador Resources Co.	1,047,790	29,045
	Cabot Oil & Gas Corp.	853,775	28,875
	Superior Energy Services Inc.	1,128,625	28,780
*	Bonanza Creek Energy Inc.	917,680	25,291
*,^	Laredo Petroleum Inc.	1,558,828	24,630
*	Carrizo Oil & Gas Inc.	382,870	21,337
*	Paramount Resources Ltd. Class A	540,500	15,989
	Atwood Oceanics Inc.	418,940	13,984
*	RigNet Inc.	367,642	13,772
*	Diamondback Energy Inc.	152,310	12,576
*	Key Energy Services Inc.	4,236,557	10,337
*	Rice Energy Inc.	399,500	9,840
*	Southwestern Energy Co.	333,605	9,351
	RPC Inc.	557,950	8,877
	Oceaneering International Inc.	146,200	8,057
	Range Resources Corp.	122,600	7,792
*	Dril-Quip Inc.	93,910	7,487
^	US Silica Holdings Inc.	172,419	6,440
*	Forum Energy Technologies Inc.	249,800	5,810
	Scorpio Tankers Inc.	469,895	4,389
*,^	Sanchez Energy Corp.	232,664	3,418
*	Basic Energy Services Inc.	310,000	3,159
*	REX American Resources Corp.	48,867	3,089
*	Pacific Ethanol Inc.	230,200	2,753
	Targa Resources Corp.	26,000	2,729
*	Kosmos Energy Ltd.	276,300	2,702
	Green Plains Inc.	75,900	2,364
	Nabors Industries Ltd.	133,000	2,221
	SM Energy Co.	36,500	2,116
	Western Refining Inc.	41,600	1,832
*,^	FMSA Holdings Inc.	149,400	1,313
*	CHC Group Ltd.	539,134	642
	Alon USA Energy Inc.	28,000	451

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
*	ION Geophysical Corp.	77,800	177
			616,428
Financials (8.0%)
	NASDAQ OMX Group Inc.	1,631,567	79,343
*	Affiliated Managers Group Inc.	334,311	75,598
*	MGIC Investment Corp.	6,618,164	68,961
	Assured Guaranty Ltd.	1,716,440	44,610
	Pebblebrook Hotel Trust	1,036,119	44,491
	PacWest Bancorp	951,226	42,900
	International Bancshares Corp.	1,528,297	39,705
	Zions Bancorporation	1,378,500	39,060
	MFA Financial Inc.	4,857,005	37,739
^	Financial Engines Inc.	835,301	35,225
	Paramount Group Inc.	1,771,623	32,456
	WisdomTree Investments Inc.	1,639,718	31,220
	Redwood Trust Inc.	1,753,420	30,141
*	Signature Bank	203,852	27,335
*	Solar Capital Ltd.	1,370,110	27,073
	First Industrial Realty Trust Inc.	1,348,535	26,607
*	First BanCorp	4,013,102	24,119
	Och-Ziff Capital Management Group LLC Class A	1,771,846	22,875
	MarketAxess Holdings Inc.	217,450	18,668
*,2	eHealth Inc.	1,380,405	16,924
	LPL Financial Holdings Inc.	399,256	16,158
	STAG Industrial Inc.	720,900	15,665
*	SVB Financial Group	104,100	13,820
	Evercore Partners Inc. Class A	265,180	12,792
	Hancock Holding Co.	434,275	12,642
	Cohen & Steers Inc.	324,884	12,300
*	Texas Capital Bancshares Inc.	225,855	11,894
*	Encore Capital Group Inc.	249,021	10,070
*	First NBC Bank Holding Co.	275,562	9,694
*	PRA Group Inc.	173,000	9,476
	Cardinal Financial Corp.	430,109	8,873
	Bank of the Ozarks Inc.	225,861	8,754
*	Hilltop Holdings Inc.	413,500	8,316
	Opus Bank	243,664	7,627
	State Bank Financial Corp.	329,679	6,597
*	Cowen Group Inc. Class A	941,143	5,261
	Lazard Ltd. Class A	86,800	4,603
	East West Bancorp Inc.	103,074	4,184
*	Credit Acceptance Corp.	16,517	3,901
	Radian Group Inc.	186,200	3,326
	Lexington Realty Trust	350,595	3,250
	Legg Mason Inc.	60,000	3,159
	Universal Insurance Holdings Inc.	111,620	2,681
	Iron Mountain Inc.	72,200	2,490
*	World Acceptance Corp.	28,076	2,376
	Nelnet Inc. Class A	49,676	2,224
	Reinsurance Group of America Inc. Class A	22,600	2,071
*,^	National Storage Affiliates Trust	160,240	2,056
	Investar Holding Corp.	128,006	1,971
*	Strategic Hotels & Resorts Inc.	158,500	1,854
	Extra Space Storage Inc.	28,000	1,846
	Apartment Investment & Management Co.	45,400	1,713
	Ryman Hospitality Properties Inc.	29,000	1,672
	Omega Healthcare Investors Inc.	44,000	1,588
	DuPont Fabros Technology Inc.	46,600	1,452
	AmTrust Financial Services Inc.	24,300	1,445
*	Marcus & Millichap Inc.	38,700	1,369
	CoreSite Realty Corp.	25,300	1,216
	CBOE Holdings Inc.	16,800	945
	HFF Inc. Class A	22,836	895
	GEO Group Inc.	21,800	850

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

		Market
		Value
	Shares	($000)
Sovran Self Storage Inc.	9,600	838
Lamar Advertising Co. Class A	11,900	690
* Heritage Insurance Holdings Inc.	24,700	495
OM Asset Management plc	18,700	362
Universal Health Realty Income Trust	7,000	348
* Western Alliance Bancorp	11,200	346
Federal Realty Investment Trust	2,400	321
		993,526
Health Care (17.7%)
West Pharmaceutical Services Inc.	1,866,845	99,465
* Globus Medical Inc.	3,598,593	85,970
Cooper Cos. Inc.	432,335	76,986
* Akorn Inc.	1,788,160	74,459
* Insulet Corp.	2,088,804	62,351
Universal Health Services Inc. Class B	480,255	56,166
* Alkermes plc	983,242	54,442
Kindred Healthcare Inc.	2,191,329	50,291
* Cepheid	894,460	50,179
ResMed Inc.	737,189	47,136
* ICON plc	718,665	46,239
* Allscripts Healthcare Solutions Inc.	3,424,420	45,545
* LifePoint Hospitals Inc.	575,371	43,084
* PharMerica Corp.	1,482,187	42,479
* Surgical Care Affiliates Inc.	1,103,700	41,609
* Team Health Holdings Inc.	672,775	40,077
Teleflex Inc.	321,500	39,532
* Molina Healthcare Inc.	660,090	39,097
* WellCare Health Plans Inc.	490,740	37,998
* Quidel Corp.	1,623,208	37,821
* Acadia Healthcare Co. Inc.	492,726	33,752
* Align Technology Inc.	568,527	33,452
* Medivation Inc.	272,135	32,858
* Mettler-Toledo International Inc.	101,059	32,037
* Jazz Pharmaceuticals plc	177,152	31,657
* Bruker Corp.	1,606,950	30,468
* Mallinckrodt plc	264,758	29,965
* NuVasive Inc.	663,710	29,688
* Sirona Dental Systems Inc.	306,305	28,410
* Actavis plc	100,140	28,326
* Alnylam Pharmaceuticals Inc.	266,160	27,114
* Ligand Pharmaceuticals Inc.	342,554	26,596
* Spectranetics Corp.	1,004,032	25,753
* ABIOMED Inc.	405,554	25,639
* QIAGEN NV	1,051,000	25,024
* NxStage Medical Inc.	1,343,155	24,620
* Bio-Rad Laboratories Inc. Class A	180,240	24,233
* Vertex Pharmaceuticals Inc.	194,100	23,929
* Catamaran Corp.	387,544	23,001
* Brookdale Senior Living Inc.	567,076	20,545
* Illumina Inc.	108,700	20,028
* Medidata Solutions Inc.	329,629	17,612
* Envision Healthcare Holdings Inc.	427,573	16,231
* Cardiovascular Systems Inc.	510,000	15,963
* LDR Holding Corp.	446,991	15,131
* Hologic Inc.	442,000	14,913
* athenahealth Inc.	119,255	14,628
* Tetraphase Pharmaceuticals Inc.	402,900	14,214
* Portola Pharmaceuticals Inc. Class A	396,200	14,140
* Cerner Corp.	194,200	13,945
* IDEXX Laboratories Inc.	110,400	13,841
* AMAG Pharmaceuticals Inc.	268,729	13,697
* Neogen Corp.	301,750	13,440
* Charles River Laboratories International Inc.	187,020	12,934
* INC Research Holdings Inc. Class A	379,625	12,733

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
*	Esperion Therapeutics Inc.	133,000	12,652
*	Nektar Therapeutics	1,321,400	12,580
	CONMED Corp.	249,297	12,522
*	AMN Healthcare Services Inc.	545,498	12,443
*	Anacor Pharmaceuticals Inc.	229,103	12,071
*,^	Accuray Inc.	1,480,283	12,035
*	Sucampo Pharmaceuticals Inc. Class A	650,000	11,544
*	Luminex Corp.	743,030	11,532
*	Receptos Inc.	74,000	10,903
*	Zeltiq Aesthetics Inc.	348,890	10,711
*	IPC Healthcare Inc.	215,170	10,526
*	Prestige Brands Holdings Inc.	264,943	10,399
*	HMS Holdings Corp.	579,355	9,855
*,^	Exact Sciences Corp.	447,410	9,351
*	HealthEquity Inc.	347,325	9,103
*	Omnicell Inc.	252,953	8,987
*	Acceleron Pharma Inc.	322,000	8,903
*	Horizon Pharma plc	279,530	7,860
*	Endologix Inc.	501,309	7,800
*	Pacira Pharmaceuticals Inc.	111,629	7,644
*	TESARO Inc.	132,378	7,211
*	Cambrex Corp.	185,180	7,128
*	Masimo Corp.	209,865	7,085
*	Sage Therapeutics Inc.	119,048	6,310
*	Isis Pharmaceuticals Inc.	109,585	6,216
*	Zafgen Inc.	154,597	4,811
*	United Therapeutics Corp.	29,800	4,759
*,^	Myriad Genetics Inc.	140,900	4,654
*	Centene Corp.	73,100	4,531
*	Inovalon Holdings Inc. Class A	171,000	4,318
*	Incyte Corp.	42,240	4,104
*	Pharmacyclics Inc.	15,800	4,048
*	PAREXEL International Corp.	58,900	3,745
*	Adeptus Health Inc. Class A	54,183	3,439
*	Quintiles Transnational Holdings Inc.	51,600	3,399
*	PTC Therapeutics Inc.	56,800	3,337
*,^	Sequenom Inc.	730,456	3,243
*	Natus Medical Inc.	83,700	3,156
*	Depomed Inc.	134,500	3,128
*	Revance Therapeutics Inc.	158,342	3,115
*	Merrimack Pharmaceuticals Inc.	265,400	2,946
*	Synageva BioPharma Corp.	31,286	2,877
*	Affymetrix Inc.	235,100	2,852
*	Cynosure Inc. Class A	85,300	2,851
*	DexCom Inc.	40,905	2,764
*	Infinity Pharmaceuticals Inc.	216,000	2,737
*	Dyax Corp.	108,485	2,594
*	Chimerix Inc.	74,384	2,529
*	Neurocrine Biosciences Inc.	71,722	2,445
*	Novadaq Technologies Inc.	217,943	2,356
*,^	Juno Therapeutics Inc.	52,231	2,232
*	Lannett Co. Inc.	38,600	2,219
*,^	OvaScience Inc.	83,843	2,075
	Ensign Group Inc.	42,800	1,802
*	Avalanche Biotechnologies Inc.	49,775	1,586
	Quality Systems Inc.	92,600	1,444
*	PRA Health Sciences Inc.	49,100	1,398
*	Merge Healthcare Inc.	261,100	1,298
	PDL BioPharma Inc.	191,300	1,276
	Phibro Animal Health Corp. Class A	34,700	1,102
*	Prothena Corp. plc	33,894	1,099
*	Sagent Pharmaceuticals Inc.	46,300	1,079
*	VWR Corp.	30,300	804
*	Sarepta Therapeutics Inc.	63,655	777

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
*	CTI BioPharma Corp.	425,400	757
*	Alliance HealthCare Services Inc.	28,500	606
*	Ironwood Pharmaceuticals Inc. Class A	43,610	596
*	Cytokinetics Inc.	88,400	556
*	Anika Therapeutics Inc.	15,500	529
*	Sangamo BioSciences Inc.	34,000	421
*	Veeva Systems Inc. Class A	11,900	316
*	NewLink Genetics Corp.	6,700	299
*	Genesis Healthcare Inc.	38,900	269
*	HealthStream Inc.	5,700	165
			2,204,257
Industrials (17.3%)
*	Clean Harbors Inc.	1,410,725	77,943
*	Advisory Board Co.	1,363,084	70,730
	ManpowerGroup Inc.	695,640	59,359
	MSC Industrial Direct Co. Inc. Class A	809,261	57,506
2	John Bean Technologies Corp.	1,476,003	56,959
	Waste Connections Inc.	1,113,130	52,774
*	WESCO International Inc.	720,228	51,957
	Acuity Brands Inc.	280,680	46,860
*	WageWorks Inc.	911,987	45,964
*	Teledyne Technologies Inc.	424,543	44,564
	AO Smith Corp.	694,200	44,359
*	IHS Inc. Class A	345,400	43,337
	Pentair plc	688,910	42,816
	HEICO Corp. Class A	919,214	42,164
	Ryder System Inc.	438,030	41,771
	EnerSys	588,880	39,985
*	Stericycle Inc.	293,440	39,154
*	Middleby Corp.	378,716	38,379
	Watts Water Technologies Inc. Class A	695,669	37,949
	Carlisle Cos. Inc.	370,015	35,706
*	JetBlue Airways Corp.	1,712,670	35,161
	AMETEK Inc.	656,380	34,407
*,^	TASER International Inc.	1,138,943	34,385
*	Trex Co. Inc.	731,145	34,305
	Owens Corning	886,000	34,253
	Kennametal Inc.	909,243	32,196
*	United Rentals Inc.	329,177	31,792
*	Generac Holdings Inc.	760,750	31,716
*	Swift Transportation Co.	1,298,770	31,430
	Landstar System Inc.	501,680	31,260
	RBC Bearings Inc.	407,194	29,721
*	Armstrong World Industries Inc.	531,205	29,078
	H&E Equipment Services Inc.	1,166,570	28,838
*	Esterline Technologies Corp.	248,720	27,680
	Watsco Inc.	220,935	26,576
*	On Assignment Inc.	783,033	26,349
	Corporate Executive Board Co.	312,474	26,195
	B/E Aerospace Inc.	401,627	24,013
^	Greenbrier Cos. Inc.	412,474	23,796
*	UTi Worldwide Inc.	2,627,040	23,722
*	Quanta Services Inc.	778,920	22,519
*	TrueBlue Inc.	781,775	22,500
	Aircastle Ltd.	933,100	22,376
*	Hub Group Inc. Class A	546,085	21,789
	Donaldson Co. Inc.	554,620	20,726
	Flowserve Corp.	342,870	20,068
*	DXP Enterprises Inc.	440,506	19,845
*	Genesee & Wyoming Inc. Class A	206,430	19,188
*	Proto Labs Inc.	258,857	18,120
	Robert Half International Inc.	307,080	17,028
	Herman Miller Inc.	603,827	16,551
*	Huron Consulting Group Inc.	272,495	16,519

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

		Market
		Value
	Shares	($000)
* Verisk Analytics Inc. Class A	211,200	15,848
* NCI Building Systems Inc.	1,014,817	15,709
Equifax Inc.	155,990	15,120
Tennant Co.	231,896	14,909
Kaman Corp.	350,827	14,633
Mobile Mini Inc.	370,378	14,274
* Saia Inc.	277,312	11,300
Forward Air Corp.	204,356	10,293
Knight Transportation Inc.	347,480	10,042
Woodward Inc.	199,064	9,366
* Astronics Corp.	138,080	9,294
Towers Watson & Co. Class A	70,300	8,921
* Old Dominion Freight Line Inc.	117,673	8,370
Heartland Express Inc.	388,281	8,123
* Sensata Technologies Holding NV	145,809	8,050
Exponent Inc.	90,422	8,012
Ritchie Bros Auctioneers Inc.	315,953	7,990
* TriNet Group Inc.	217,683	7,623
* Kirby Corp.	88,645	6,961
* CAI International Inc.	280,644	6,685
* Polypore International Inc.	106,036	6,210
* Roadrunner Transportation Systems Inc.	252,844	6,187
* Hawaiian Holdings Inc.	261,100	6,026
* Paylocity Holding Corp.	198,313	5,583
* Rush Enterprises Inc. Class A	213,000	5,568
Columbus McKinnon Corp.	218,197	5,534
Apogee Enterprises Inc.	101,700	5,351
* Echo Global Logistics Inc.	172,400	4,982
Alaska Air Group Inc.	76,748	4,917
KAR Auction Services Inc.	123,165	4,583
Cintas Corp.	55,700	4,453
* Spirit AeroSystems Holdings Inc. Class A	84,900	4,321
Expeditors International of Washington Inc.	92,457	4,237
Huntington Ingalls Industries Inc.	31,900	4,198
IDEX Corp.	54,150	4,062
Primoris Services Corp.	200,300	3,852
Lennox International Inc.	34,000	3,603
Deluxe Corp.	49,209	3,186
* Wabash National Corp.	227,100	3,184
Trinity Industries Inc.	116,900	3,167
Korn/Ferry International	94,600	2,983
Lincoln Electric Holdings Inc.	44,300	2,962
Pitney Bowes Inc.	131,300	2,937
Allegion plc	47,900	2,929
Allison Transmission Holdings Inc.	93,100	2,856
* Meritor Inc.	201,200	2,640
* Power Solutions International Inc.	33,200	2,118
Douglas Dynamics Inc.	94,900	2,064
Matson Inc.	42,600	1,725
* Avis Budget Group Inc.	29,200	1,581
Celadon Group Inc.	61,100	1,579
ITT Corp.	38,700	1,534
* Spirit Airlines Inc.	21,900	1,500
* American Woodmark Corp.	29,000	1,470
* Virgin America Inc.	42,600	1,224
* Aerojet Rocketdyne Holdings Inc.	53,700	1,056
Albany International Corp.	24,600	964
Argan Inc.	27,300	882
* PAM Transportation Services Inc.	15,000	879
* Hudson Technologies Inc.	174,507	729
Quanex Building Products Corp.	36,800	710
* Enphase Energy Inc.	43,700	549
* Dycom Industries Inc.	10,300	474
Griffon Corp.	25,500	429

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
*	Blount International Inc.	31,300	415
	HNI Corp.	5,800	271
*	Moog Inc. Class A	2,200	154
			2,148,679
Information Technology (23.6%)
*	Alliance Data Systems Corp.	352,573	104,823
*	Cadence Design Systems Inc.	4,175,920	77,881
*	Demandware Inc.	1,234,977	76,075
*	Ultimate Software Group Inc.	442,799	73,602
*	Cardtronics Inc.	1,934,419	72,986
*	Dealertrack Technologies Inc.	1,478,672	58,127
*	Rogers Corp.	783,283	56,952
	Belden Inc.	643,960	54,060
*	Microsemi Corp.	1,484,470	49,522
	Teradyne Inc.	2,598,710	47,426
*	Euronet Worldwide Inc.	803,966	47,016
*	Ciena Corp.	2,199,040	46,840
*	WEX Inc.	415,570	46,839
*	ON Semiconductor Corp.	3,866,460	44,542
*	TiVo Inc.	4,028,990	44,520
*	CoStar Group Inc.	208,714	42,667
	Power Integrations Inc.	852,910	42,211
*	SPS Commerce Inc.	646,305	42,178
*	PTC Inc.	1,054,834	40,442
*	Proofpoint Inc.	745,801	40,258
*	VeriFone Systems Inc.	1,104,110	39,494
*	Mellanox Technologies Ltd.	836,653	38,896
*	Red Hat Inc.	496,700	37,382
*	Entegris Inc.	2,743,916	36,522
	Convergys Corp.	1,587,821	36,012
*	WNS Holdings Ltd. ADR	1,470,302	35,478
*	Bankrate Inc.	2,799,155	34,710
*	Finisar Corp.	1,674,635	34,045
*,^	SunPower Corp. Class A	1,035,110	33,320
	Atmel Corp.	4,393,655	33,304
*	First Solar Inc.	557,668	33,276
*	Pandora Media Inc.	1,851,249	33,026
*	F5 Networks Inc.	268,435	32,754
*	Acxiom Corp.	1,835,750	32,052
*	Infoblox Inc.	1,264,600	29,794
*	Radware Ltd.	1,204,700	28,515
*	Ruckus Wireless Inc.	2,428,900	28,370
*	Gigamon Inc.	955,585	28,123
	Methode Electronics Inc.	661,215	28,075
*	Electronics For Imaging Inc.	661,765	27,615
*	Palo Alto Networks Inc.	177,963	26,289
*	GrubHub Inc.	633,230	26,070
*	Cognex Corp.	549,785	24,680
	j2 Global Inc.	352,068	24,423
	FLIR Systems Inc.	789,755	24,396
*	Manhattan Associates Inc.	441,101	23,184
*	Constant Contact Inc.	650,291	22,663
*	Silicon Laboratories Inc.	428,088	22,119
	SS&C Technologies Holdings Inc.	364,568	21,936
	Intersil Corp. Class A	1,628,095	21,735
*,^	VASCO Data Security International Inc.	853,918	21,707
*	comScore Inc.	412,373	21,592
	Littelfuse Inc.	218,514	21,412
*	Super Micro Computer Inc.	728,102	20,947
*	Fortinet Inc.	546,400	20,621
*	Cavium Inc.	312,679	20,258
*	Verint Systems Inc.	325,490	19,995
*	Syntel Inc.	435,494	19,606
	Monotype Imaging Holdings Inc.	601,731	19,502

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
*	Aspen Technology Inc.	433,945	19,263
*	Qlik Technologies Inc.	550,700	19,159
*	Informatica Corp.	387,085	18,607
*	Integrated Device Technology Inc.	954,254	17,358
*	HomeAway Inc.	617,520	17,260
*	Tyler Technologies Inc.	140,800	17,171
	Cypress Semiconductor Corp.	1,223,062	16,291
	FactSet Research Systems Inc.	98,650	15,527
	MercadoLibre Inc.	107,500	15,300
*	Rackspace Hosting Inc.	275,225	14,835
*	Inphi Corp.	687,380	14,744
	Heartland Payment Systems Inc.	289,191	14,720
	Solera Holdings Inc.	300,521	14,581
*	Gartner Inc.	173,113	14,365
	Brocade Communications Systems Inc.	1,269,100	14,341
*	PROS Holdings Inc.	621,900	13,825
	SolarWinds Inc.	282,125	13,762
	Monolithic Power Systems Inc.	259,678	13,459
	MAXIMUS Inc.	205,714	13,168
*	Imperva Inc.	288,400	13,157
*	Polycom Inc.	1,001,705	13,072
*	Infinera Corp.	693,849	13,044
	Brooks Automation Inc.	1,209,733	13,017
*	Nanometrics Inc.	826,028	12,770
*	LinkedIn Corp. Class A	49,862	12,572
*	PDF Solutions Inc.	659,208	11,912
*	M/A-COM Technology Solutions Holdings Inc.	389,019	11,853
*	LivePerson Inc.	1,135,723	10,676
*	Trimble Navigation Ltd.	416,455	10,590
	Microchip Technology Inc.	222,000	10,579
*,^	InvenSense Inc.	689,900	10,293
*	Guidewire Software Inc.	204,600	10,220
*	Progress Software Corp.	380,000	10,032
*,^	Arista Networks Inc.	139,456	8,927
*,^	TrueCar Inc.	575,180	8,869
*	Akamai Technologies Inc.	118,958	8,777
*	Synchronoss Technologies Inc.	190,400	8,736
*	Diodes Inc.	323,485	8,644
*	Fleetmatics Group plc	187,000	8,523
*	Tableau Software Inc. Class A	84,000	8,219
*	IPG Photonics Corp.	92,729	8,214
*	EPAM Systems Inc.	126,300	8,173
*	Semtech Corp.	345,677	8,051
*	Virtusa Corp.	198,000	7,880
*,^	FireEye Inc.	189,200	7,814
*	Allot Communications Ltd.	878,400	7,791
*,^	Stratasys Ltd.	206,382	7,729
*	II-VI Inc.	412,366	7,336
	Information Services Group Inc.	1,732,999	6,811
	FEI Co.	87,300	6,588
*	Perficient Inc.	300,000	6,189
	National Instruments Corp.	183,000	5,234
	Skyworks Solutions Inc.	54,600	5,037
*	ANSYS Inc.	56,200	4,824
*	ChannelAdvisor Corp.	470,331	4,811
	Broadridge Financial Solutions Inc.	85,500	4,610
*,^	Endurance International Group Holdings Inc.	246,600	4,523
*,^	CyberArk Software Ltd.	70,800	4,457
*	Cvent Inc.	158,309	4,255
*	ARRIS Group Inc.	125,332	4,221
	Jack Henry & Associates Inc.	62,900	4,183
	CDW Corp.	102,100	3,912
	DST Systems Inc.	32,996	3,797
*,^	Nimble Storage Inc.	153,500	3,755

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Market
			Value
		Shares	($000)
	Blackbaud Inc.	74,000	3,739
*	Yodlee Inc.	292,923	3,732
*	BroadSoft Inc.	113,800	3,601
*	Qorvo Inc.	54,257	3,576
*	RealPage Inc.	177,005	3,512
*	Cimpress NV	40,009	3,358
*	Blackhawk Network Holdings Inc.	91,000	3,346
	Booz Allen Hamilton Holding Corp. Class A	118,941	3,271
	Science Applications International Corp.	64,000	3,206
*	Cree Inc.	101,000	3,200
*	MicroStrategy Inc. Class A	16,400	2,987
	Avnet Inc.	70,000	2,984
*	Plexus Corp.	65,500	2,820
*	Envestnet Inc.	54,382	2,788
*,^	Care.com Inc.	416,916	2,677
*	Ambarella Inc.	35,425	2,591
*	Sykes Enterprises Inc.	100,100	2,505
*	Glu Mobile Inc.	364,000	2,461
*	Advanced Micro Devices Inc.	1,062,000	2,400
*	Quantum Corp.	1,192,400	2,397
	CSG Systems International Inc.	74,400	2,167
*	FARO Technologies Inc.	51,000	2,031
	Pegasystems Inc.	91,400	1,969
	Diebold Inc.	52,400	1,822
*	CommScope Holding Co. Inc.	61,717	1,821
*	Anixter International Inc.	18,731	1,322
	QAD Inc. Class A	54,100	1,319
*	Unisys Corp.	41,300	899
*	Freescale Semiconductor Ltd.	22,800	891
*	Amkor Technology Inc.	123,200	866
*	Synaptics Inc.	9,900	839
*	ePlus Inc.	7,800	647
*	Barracuda Networks Inc.	11,600	470
*	WebMD Health Corp.	9,300	411
	TeleTech Holdings Inc.	15,600	405
*	Xcerra Corp.	27,500	270
*	ShoreTel Inc.	33,600	234
*	Angie's List Inc.	26,900	158
	Hackett Group Inc.	14,100	135
			2,935,105
Materials (5.4%)
	Graphic Packaging Holding Co.	4,293,384	60,537
	Smurfit Kappa Group plc	1,770,241	54,185
	Minerals Technologies Inc.	768,070	52,021
	PolyOne Corp.	1,242,960	48,538
	Ashland Inc.	336,465	42,516
	Methanex Corp.	700,620	42,184
	KapStone Paper and Packaging Corp.	1,296,084	36,225
	Sensient Technologies Corp.	506,160	33,083
*	Constellium NV Class A	1,752,765	32,198
	OM Group Inc.	1,051,300	31,581
*	WR Grace & Co.	316,690	30,630
	Steel Dynamics Inc.	1,373,620	30,398
	Allegheny Technologies Inc.	832,480	28,296
	RPC Group plc	2,837,925	26,082
	Worthington Industries Inc.	662,525	17,908
	Eagle Materials Inc.	162,521	13,553
	FMC Corp.	194,515	11,537
	Schweitzer-Mauduit International Inc.	235,814	10,425
	Scotts Miracle-Gro Co. Class A	156,575	10,101
	Balchem Corp.	189,867	9,953
	Airgas Inc.	72,600	7,353
	Valspar Corp.	83,912	6,805
	Ball Corp.	77,300	5,675

11

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

					Market
					Value
				Shares	($000)
	Sealed Air Corp.			119,100	5,431
	Quaker Chemical Corp.			54,515	4,537
*	Chemtura Corp.			120,900	3,643
	Avery Dennison Corp.			57,200	3,180
*	Berry Plastics Group Inc.			88,300	3,022
*	Stillwater Mining Co.			201,300	2,703
	Westlake Chemical Corp.			29,400	2,293
	International Flavors & Fragrances Inc.			17,600	2,020
*	Ferro Corp.			115,600	1,559
	Silgan Holdings Inc.			24,510	1,320
	NewMarket Corp.			2,773	1,239
*	Owens-Illinois Inc.			29,100	696
	Innophos Holdings Inc.			11,000	581
	Materion Corp.			8,700	348
	Kronos Worldwide Inc.			23,300	313
					674,669
Other (0.9%)
^,3	Vanguard Small-Cap Growth ETF			463,200	60,596
^	iShares Russell 2000 ETF			343,453	41,613
*	Dropbox Private Placement			378,066	7,221
*	Pure Storage Inc. Private Placement			437,384	7,217
					116,647
Telecommunication Services (0.6%)
*	Vonage Holdings Corp.			8,742,501	40,478
*	SBA Communications Corp. Class A			296,575	34,349
	Inteliquent Inc.			107,200	2,038
*	FairPoint Communications Inc.			99,400	1,960
*	Cincinnati Bell Inc.			289,000	991
*	General Communication Inc. Class A			9,900	157
					79,973
Utilities (0.4%)
	ITC Holdings Corp.			1,223,630	44,051
	American States Water Co.			68,600	2,633

					46,684

Total Common Stocks (Cost $9,325,159)					12,039,288

		Coupon

Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.7%)
4,5	Vanguard Market Liquidity Fund	0.121%		585,299,466	585,299

				Face
			Maturity	Amount
		Coupon	Date	($000)
Repurchase Agreement (0.2%)
	Deutsche Bank Securities, Inc.(Dated 4/30/15,
	Repurchase Value $26,300,000, collateralized by U.S.
	Treasury Note/Bond 3.125%, 2/15/43, with a value
	of $26,856,000)	0.100%	5/1/15	26,300	26,300

U.S. Government and Agency Obligations (0.2%)
6,7	Fannie Mae Discount Notes	0.170%	6/17/15	1,500	1,500
8	Federal Home Loan Bank Discount Notes	0.070%	5/14/15	3,500	3,500
8	Federal Home Loan Bank Discount Notes	0.070%	5/15/15	8,000	8,000
7,8	Federal Home Loan Bank Discount Notes	0.089%	7/6/15	4,100	4,099
7,8	Federal Home Loan Bank Discount Notes	0.140%	7/8/15	1,900	1,900
7,8	Federal Home Loan Bank Discount Notes	0.130%	7/24/15	6,000	5,998

12

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6,7 Freddie Mac Discount Notes	0.118%	7/31/15	200	200
				25,197
Total Temporary Cash Investments (Cost $636,796)				636,796
Total Investments (101.8%) (Cost $9,961,955)				12,676,084
Other Assets and Liabilities—Net (-1.8%)[5]				(223,029)
Net Assets (100%)				12,453,055

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $173,724,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.8% and 3.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $184,087,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $11,297,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.

13

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA242 _062015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 18, 2015
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.